                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) March 15, 1999


                         COMMISSION FILE NUMBER: 1-6828

                            STARWOOD HOTELS & RESORTS
          (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On March 15, 1999, Starwood Hotels & Resorts Worldwide, Inc. (the "Corporation") adopted a Rights Agreement (the "Rights Agreement") and amendments (the "Bylaw Amendments") to its Bylaws (as amended and restated, the "Bylaws") were effected. Copies of the Rights Agreement and the Bylaws are filed as Exhibits hereto and each is incorporated by reference herein.

         Pursuant to the Rights Agreement, the Corporation will make a dividend distribution of one preferred stock purchase right for each outstanding share of Common Stock of the Corporation as of the close of business on April 5, 1999.

         The Bylaw Amendments include, among other things, the revision of requirements relating to stockholder proposals and stockholder nominations to the Board of Directors of the Corporation to be considered at an Annual Meeting of Stockholders and the establishment of procedures governing a stockholder's request for a special meeting of stockholders. The changes to the requirements relating to stockholder proposals and nominations to be considered at Annual Meetings will take effect beginning with the Corporation's Annual Meeting of Stockholders to be held in the year 2000.

         The Corporation's 1999 Annual Meeting of Stockholders (the "1999 Annual Meeting") is expected to be held on May 26, 1999. To be timely, a written notice of a stockholder proposal or nomination for consideration at the 1999 Annual Meeting must be delivered to the Secretary of the Corporation not later than the close of business on April 6, 1999. The deadline for submitting a stockholder proposal to the Corporation to be considered for inclusion in its proxy solicitation material for the 1999 Annual Meeting is March 30, 1999.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired:

         Not applicable.

(b)      Pro forma financial information:

         Not applicable.

(c)      Exhibits:

3        Bylaws of the Corporation, as amended.

4 Rights Agreement dated as of March 15, 1999 between the Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 15, 1999


STARWOOD HOTELS & RESORTS                            STARWOOD HOTELS & RESORTS
WORLDWIDE, INC.


By:  /s/ Richard D. Nanula                By: /s/ Barry S. Sternlicht
   -----------------------------             ---------------------------------
 Name: Richard D. Nanula                   Name: Barry S. Sternlicht
 Title: President and Chief                Title: Chairman and Chief
        Operating Officer                         Executive Officer



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                                  EXHIBIT INDEX


                  The following Exhibits are filed herewith:


Exhibit No.       Description

3                 Bylaws of the Corporation, as amended.

4 Rights Agreement dated as of March 15, 1999 between the Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.